Exhibit 99.1

RockTenn Investor Day PresentationFebruary 22, 2013 Executing Our Strategy,Delivering Exceptional Value Introduction Jim RubrightChairman and Chief Executive Officer Cautionary Statement Regarding Forward-Looking Information Statements in this presentation that do not relate strictly to historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that give guidance for future periods, including, but not limited to  the slides entitled “RockTenn Platform for Continued Success”, “RockTenn’s Core Business Principles”, “Synergies and Performance Improvements On Track”, “Focus on Execution and Increasing Cash Flow”, “Folding Carton Strategy: 2013 and Beyond”, “Improved Results Across the Containerboard Mill Division”, “Hodge, LA Mill Reconfiguration and Improvements”, “Hopewell, VA Mill Modernization”, “Next Steps – Producing Improved Results”, “Synergies and Performance Improvements”, “Accomplishments and Next Steps”, “Significant Improvement Opportunities in Containerboard Supply Chain”, “Current OCC Market Conditions”, “Financial Strategy: Provide Flexibility to Execute Our Business Plan”, “Investing for Competitive Advantage”, “Reduced Contributions to Pension Plans” and “Executing Our Strategy, Delivering Exceptional Value”.  Forward-looking statements are based on our current expectations, beliefs, plans or forecasts and use words in this presentation such as will, estimate, trending, or refer to future time periods. You should not place undue reliance on any forward-looking statements as such statements involve risks, uncertainties, assumptions and other factors that could cause actual results to differ materially, including the following: our belief that the corrugated industry fundamentals are improving, our ability to integrate Smurfit-Stone or to achieve benefits from the Smurfit-Stone acquisition, including, without limitation, synergies, performance improvements and successful implementation of capital projects; expected cash flow; expected price realization; expected levels of depreciation and amortization, corporate expenses, interest expense, income tax rates, federal NOLs, Black Liquor and AMT tax credits, pension expense and contributions, capital expenditures, commodity costs, maintenance outages, containerboard inventory builds; the level of demand for our products; economic downtime; our ability to successfully identify and make performance improvements; anticipated returns on our capital investments; possible increases in energy, raw materials, shipping and capital equipment costs; any reduction in the supply of raw materials; fluctuations in selling prices and volumes; intense competition; the potential loss of certain customers; adverse changes in general market and industry conditions and other risks, uncertainties and factors discussed in Item 1A "Risk Factors" and under the caption "Business — Forward-Looking Information" in our 2012 Annual Report on Form 10-K and by similar disclosures in any of our subsequent SEC filings. The information contained herein speaks as of the date hereof and we do not have or undertake any obligation to update such information as future events unfold. Disclaimer and Use of Non-GAAP Financial Measures and Reconciliations Other Placeholder: We may from time to time be in possession of certain information regarding RockTenn that applicable law would not require us to disclose to the public in the ordinary course of business, but would require us to disclose if we were engaged in the purchase or sale of our securities. This presentation shall not be considered to be part of any solicitation of an offer to buy or sell RockTenn securities. This presentation also may not include all of the information regarding RockTenn that you may need to make an investment decision regarding RockTenn securities. Any such investment decision should be made on the basis of the overall mix of information regarding RockTenn that is publicly available as of the date of such decision.We have included financial measures that are not prepared in accordance with accounting principles generally accepted in the United States ("GAAP"). The non-GAAP financial measures presented are not intended to be a substitute for GAAP financial measures, and any analysis of non-GAAP financial measures should be used only in conjunction with results presented in accordance with GAAP and the reconciliations of non-GAAP financial measures to GAAP financial measures included in the Appendix to this presentation.   RockTenn Platform for Continued Success RockTenn has leadership positions in excellent paper-based packaging businessesOur businesses have consistently delivered strong returns and growing free cash flow, and our investment and acquisition strategies have generated outstanding returnsOur large virgin containerboard mill system is an economically irreplaceable asset with terrific upside potentialOur mix of 55% virgin and 45% recycled fiber provides a sustainably low cost position and the opportunity of peak earnings in low recycled fiber cost marketsIn the near term, synergies and performance improvements and untapped cost reduction potential are expected to increase margins and free cash flow (1)We have a proven cohesive leadership team working together to deliver on our opportunities and produce outstanding returns (1) Free cash flow is a Non-GAAP item Gulf States PaperEBITDA Multiple: 6.2x (1)Transaction Value: $552M  Southern ContainerEBITDA Multiple: 6.2x (2)Transaction Value: $1.1B  Smurfit-StoneEBITDA Multiple: 6.2x (3)Transaction Value: $4.9B  (1) Gulf States Paper EBITDA multiple based on $89 million of Pro Forma EBITDA for the 53 week period ended 4/3/2005.(2) Southern Container EBITDA multiple based on $148 million of Pro Forma EBITDA for the 52 week period ended 12/29/2007.  Purchase price adjusted for the estimated $135 million benefit of the 338(h)(10) election.(3) Smurfit-Stone EBITDA multiple based on adjusted EBITDA, post-bankruptcy, and management estimates.(4) RKT close prices adjusted for dividends.  RKT Stock Price (4)  2/11/03 – 1/9/08CAGR = 15.8%  1/10/08 – 1/22/11CAGR = 36.1%  1/23/11 – 2/11/13CAGR = 20.7%  2/11/03 – 2/11/13 CAGR = 22.7%  S&P 500 10 Years of Outstanding Returns Strong Cash Flow Returns  (1) Free cash flow is cash generated for Net Debt repayment, dividends, acquisition / investments and pension in excess of expense.  See Use of Non-GAAP Financial Measures and Reconciliations in the Appendix. Agenda Overview Steve VoorheesPresident and Chief Operating Officer Who We Are – RockTenn LTM 1Q FY2013 Net Sales: $9.2 billion  Excludes $6.7 million of post-closure losses at Matane and $0.4 million of acquisition inventory step-up expense  LTM 1Q  FY2013 Segment Income: $741 million (1)  Corrugated Packaging 66%  Consumer Packaging & Recycling34%  Corrugated Packaging 53%  Consumer Packaging & Recycling47% RockTenn’s Operating Facilities  New Lenox, ILBox Plant  West Point, VA Containerboard Mill  Marion, NCFolding Carton Plant RockTenn’s Core Business Principles  RockTenn will be the most respected company in our business by:Providing superior paperboard, packaging and marketing solutions for consumer products companies at very low costsInvesting for competitive advantageMaximizing the efficiency of our manufacturing processes by optimizing economies of scaleSystematically improving processes and reducing costs throughout the companySeeking acquisitions that can dramatically improve the business RockTenn Overall Customer Satisfaction Scores  ? On a scale of 1 to 10, where 10 means "completely satisfied" and 1 means completely “dissatisfied," how would you rate your Overall Satisfaction with RockTenn?  8.77  8.77 Synergies and Performance Improvements On Track  Remaining $225 million of Synergies and Performance Improvements (4Q FY2014)   1Q FY2013 Run Rate of Synergies and Performance Improvements $325 million Box Plants$42  Mill & SupplyChain$95  Procurement$100  Reduced Support Costs$25  Duplicative Corporate Costs$25  Recycling & Merch. Displays$13  Energy Projects$25  Box Plants$80  Mill & SupplyChain$60  Procurement$15  Reduced Support Costs$20  Recycling & Merch. Displays$25  Energy Projects$25 Focus on Execution and Increasing Cash Flow  (1) Cash generated for Net Debt repayment, dividends, acquisition / investments and pension in excess of expense.  See Use of Non-GAAP Financial Measures and Reconciliations in the Appendix.(2) Cash Flow Per Share Calculation based on average diluted shares outstanding for the four quarter period of 72.3 million shares(3) Cash available for dividends, pension in excess of expense, acquisitions and net debt reduction. Based on approximately 73 million shares in FY2013 and 74 million shares in FY2014 Consumer PackagingMike KiepuraPresident, Consumer Packaging and Recycling Who We Are – Consumer Packaging (1) Net sales includes intersegment and intrasegment sales Well Positioned in the North American Folding Carton Industry  CRB Market Share  ~2.5 Million Ton Market 2nd largest producer of CRB2012 industry CRB operating rate at 92.5%(1)RockTenn 2012 operating rate of 94.8%(2)2012 industry SBS operating rate of 93.1%(1)RockTenn 2012 operating rate of 100.0%(2)   SBS Market Share  ~6.4 Million Ton Market Source: JP Morgan  Source: RISI LTM production divided by current capacity  Source: Lockwood-Post and Management Estimates North American Folding Carton Industry Consolidation  2012 Market Share Concentration $8.8B Market Size  2000 Market Share Concentration $8.6B Market Size  2012 Estimated Market Share  (Based on Sales)  Top 1060%  Others 40%  Source: RockTenn Estimates  Top 459%  Others41% (Gp:)   41% (Gp:) All Others (Gp:)   59% (Gp:) Top 4 Share (Gp:)     5% (Gp:) AGI-Shorewood (Gp:)     9% (Gp:) MeadWestvaco (Gp:)   13% (Gp:) RockTenn   (Gp:)   32% (Gp:) Graphic Packaging Title: RockTenn Folding Carton >90% Food and Consumer Staples  Source: Management Estimates FY2007 - FY2012 Performance CAGR RockTenn Folding Carton Outpacing the Industry Sales  Volume  Price  (1)  (1) Source: PPC Market Flash Report FY2007 – FY2012 Folding Carton Growth Folding Carton Income Growth From 2007 to 2012Average sales per plant increased from $51 million to $68 millionAverage operating income per plant increased from $1.6 million to $4.4 millionFolding Carton income CAGR = 19%Return on sales increased from 3.6% to 7.6%   (1) Net sales includes intersegment and intrasegment sales  (1)  $ in millions  $ in millions How We Grow Income Focus on profitable revenue and performance excellence opportunitiesSales per employee increase of 32%Productivity per employee increase of an estimated 18% (MSF/EE)Division OEE increase of 12%Fewer, bigger plantsClosed seven plants (2006-2012)Sales retention from closed plants > 95%SG&A as a percent of sales reduced from 8.3% to 6.7%Better capitalized plantsCumulative capital of $184 million ($31 million/yr. average)Reduced number of full-time employees by 837 (or 18%)  All statistics compare FY2007 to FY2012 data unless otherwise noted. Folding Carton Strategy: 2013 & Beyond Other Placeholder: Continued performance excellence – significant initiative focused on driving out cost100% employee participation in attacking all forms of loss5.5% annual productivity improvement8% annual waste reduction8% annual quality improvementModify network of folding carton plants based on market fundamentals, customer requirements and financial justificationCapital expenditures to reduce costContinue to modernize the asset base Who We Are – Consumer Packaging Mills (1) Net sales includes intersegment and intrasegment sales Low Cost Consumer Packaging Mills   Demopolis, ALBleached PaperboardMarket Pulp (SBSK)Capacity: 450K tons  Battle Creek, MICoated Recycled BoardCapacity: 160K tons  Dallas, TXCoated Recycled BoardCapacity: 125K tons  Stroudsburg, PACoated Recycled BoardCapacity: 80K tons  Missisquoi, VTCoated Recycled BoardCapacity: 110K tons  Chattanooga, TNUncoated Recycled BoardCapacity: 140K tons  Cincinnati, OHUncoated Recycled BoardCapacity: 55K tons  Eaton, INUncoated Recycled BoardCapacity: 64K tons  Lynchburg, VAGypsum LinerCapacity: 103K tons  St. Paul, MN Coated Recycled BoardCapacity: 165K tons  Aurora, ILUncoated Recycled BoardCapacity: 32K tons SBS, CRB & CUK Transactional Market Price Price per ton Merchandising DisplaysCraig GunckelExecutive Vice President and General Manager Who We Are – Merchandising Displays  RockTenn Merchandising Displays provides world-class promotional and permanent merchandising solutions, including fulfillment and distribution services, to top consumer product companies and retailers. Our mission is to provide best-in-class, in-store solutions that achieve brand, shopper and retailer objectives at the lowest total cost. (1) Net sales includes intersegment and intrasegment sales InnovationDesign, creative, retail insights, new technologySupply chain solutions, IT, global partnershipsWorld class efficiencies to drive client ROIExecutionService, project managementManufacturing, assembly LogisticsPartnering with the customer and other RockTenn businessesLow CostCapabilitiesScaleCustomization approach Merchandising Displays – Critical to Our Customers’ Success Consumer Product Companies and Retail Clients Corrugated PackagingJim PorterPresident, Corrugated Packaging Who We Are – Corrugated Packaging Note: internal includes trade shipments.  Export 13%  Domestic17%  Internal70%  RockTenn Containerboard Shipments  FY2012  (1) Net sales includes intersegment sales  (Gp:) Hodge, LAKraft LinerboardCapacity: 800K tons (Gp:) Fernandina Beach, FLKraft LinerboardCapacity: 930K tons (Gp:) Stevenson, ALSemi-Chemical MediumCapacity: 885K tons (Gp:) West Point, VAWhite Top LinerboardCapacity: 708K tons Virgin Containerboard Mills – Economically Irreplaceable   Florence, SCKraft LinerboardCapacity: 683K tons  Hopewell, VAKraft LinerboardCapacity: 443K tons  Coshocton, OHSemi-Chemical MediumCapacity: 305K tons  La Tuque, QCWhite Top LinerboardSBLCapacity: 476K tons  Panama City, FLKraft LinerboardFluff PulpCapacity: 628K tons  (Gp:) Seminole, FLRecycled Linerboard & MediumCapacity: 600K tons (Gp:) Uncasville, CTRecycled MediumCapacity: 165K tons (Gp:) Solvay, NYRecycled Linerboard &MediumCapacity: 805K tons  St. Paul, MN Recycled MediumCapacity: 200K tons Recycled Containerboard Mills – Highly Flexible   West Point, VARecycled MediumCapacity: 183K tons (Gp:) Seminole, FLRecycled Linerboard & MediumCapacity: 600K tons (Gp:) Uncasville, CTRecycled MediumCapacity: 165K tons (Gp:) Solvay, NYRecycled Linerboard &MediumCapacity: 805K tons Corrugated Packaging Opportunities A Healthy Containerboard Industry  Containerboard Exports and Imports Thousands of Tons Operating Rate % - Linerboard & Corrugated Medium  Source: AF&PA  Containerboard Inventories - Mills & Box Plants(Millions of tons, Weeks of supply)  Source: AF&PA  Source: RISI  Linerboard and Corrugated Medium Price($/ton) Pulp & Paper Week Index  Source: AF&PA  Weeks  Tons Containerboard MillsTom StigersSenior Vice President and General Manager Who We Are – Containerboard Mills Improved Results Across the Containerboard Mill Division Installed divisional leadership team and key mill managersImplementing the RockTenn culture at all levelsImproved planning and capital project executionIncreased production reliabilityDelivering solid financial resultsSubstantial improvements at Hodge, LA Mill Hodge, LA Mill Reconfiguration and Improvements Transformative capital projectPermanently shut Kraft bag machine, medium machine and semi-chemical pulping lineCurrent configuration of two highly productive lightweight liner machines, Kraft and recycled fiberNew leadership teamMajor outage in May 2013Paper Machine #4 design modificationsAnnual maintenance outageSteady improvements in productivity Improved financial results Two phase projectApril 2013: quality, reliability, cost and  grade capabilitiesPaper machine: major equipment and  control upgrade Power: boiler natural gas installation, biomass fuel system upgradeApril 2014: cost and productivity, 120K TPYPaper machine: productivity increase equipment; expand finished goods storagePower: major recovery boiler maintenance;  turbine generator upgrade Hopewell, VA Mill Modernization Next Steps – Producing Improved Results Increase customer satisfaction Quality Management System implementation Improve reliability and operating resultsReliability based maintenanceExpanding our Lean Six Sigma programImprove cost structureWood and recycled fiber savingsEnergy reduction projectsInvest in high return projects20%-30% return ratesDrive financial performance  Driving better commercial decisions for the integrated enterprise Corrugated ContainerJeff ChalovichSenior Vice President and General Manager Who We Are – Corrugated Container Container Attractive Consumer End Markets(1) RockTenn packaging end markets consist of over 88% of sales for the food and beverage and consumer non-durables segments.  Accounts are distributed 45% national customers and 55% regional and local customers.  (1) Sales by end use based on management estimates Corrugated Container Keys to Success Satisfy our customer every timeImprove commercial capabilitiesImprove operational performanceInvest for competitive advantage and economies of scale  Driving better commercial decisions for the integrated enterprise Satisfy our Customers Every Time Other Placeholder: Identify and commit to meeting customer needsRelentless focus on delivering high-quality boxes on time, every timeInstall a quality information platform that allows customer-issue tracking, shop-floor data collection and document controlMeasure customer satisfaction – on time delivery, cost of quality, surveys Commercial Excellence Bringing discipline and a standardized approach to pricingCentralized national accounts pricingStandardize commercial termsInstalling Pre-Pricing SpecialistsPay-for-Performance based on sales margin Closed 15 box plants to dateMaintained annual volume at 78 billion square feetIncreased average volume per box plant by 100 million square feetReduced full-time employees by 870Annualized run-rate savings of $27 million at end of December 2012 has increased to $35 million Synergies and Performance Improvements(1) $ in millions  (1) All numbers represent annualized run rates Investing for Competitive Advantage  Plant footprintStandardization of plant equipmentCommonality parts and stores Labor force reductionReduced maintenance hours and standard maintenance tasksImproved Cost Competitiveness! Accomplishments and Next Steps AccomplishmentsClosed 15 box plantsExecuted 2 strategic acquisitionsBegan implementing Commercial ExcellenceAnnual synergies and performance benefits through first quarter of FY2013 of $42 million; expect $135 million by end of FY2014Next stepsInvest for competitive advantagePerformance ExcellenceCommercial Excellence vs. Pricing ExcellenceDrive the RockTenn culture Supply ChainJohn O’NealSenior Vice President Demand  Export Title: Containerboard Supply Chain Central to Improvements in Commercial Capability  Domestic  Internal(box plants) Driving better commercial decisions for theintegrated enterprise  Trade Partners  Supply Chain Sales Analytics  Dedicated Transportation (Gp:) Financial Planning & Analysis (Gp:) Supply & Inventory Management Containerboard Supply Chain Functions   (Gp:) Customer Service (Gp:) Production Planning (Gp:) TMS Logistics Operations (Gp:) Containerboard Trades  Supply ChainOptimization NEXT STEPS Significant Improvement Opportunities in Containerboard Supply Chain OPPORTUNITIES  EXPECTED RESULTS RecyclingErik DeadwylerSenior Vice President and General Manager Who We Are – Recycling (1) Net Sales includes intersegment and intrasegment sales Recycling Strategic Priorities  We have taken immediate actions to increase profitability based on RockTenn business modelStreamlined the organization and eliminated 60 net salaried employees, or 15%, including 3 vice presidents and           10 director-level roles.  Annualized run-rate savings at 12/31/12 of $8 million.Exited 7 unprofitable, non-strategic legacy Smurfit-Stone operationsCentralized the mid and back-office functions which support our 8.3 million tons per year into one location Recycling Strategic Priorities  Leverage our scale as one of the largest paper recyclers to create a highly efficient, low-cost fiber optimization platformUtilize our market expertise to source the optimal fiber for our internal mill systemCreate the lowest cost brokerage platform in the industry.  Utilize the market intelligence gained from these transactions to make better commercial decisions.Invest in single-stream sorting capabilities at select, strategic operations to improve plant performance and our access to fiber supply Current OCC Market Conditions Other Placeholder: U.S. supply up slightlyGeneration expected to remain relatively flat for balance of 2013Domestic recovery rates expected to increase 0.5% to 89%U.S. demand increasing moderately Expect rebound from 2012 (2012 consumption down 2% vs. 2011)Export activity to AsiaExports to China represent 30% of total U.S. recovered fiber demand5 million tons of recycled capacity planned to start up in Asia during the next 24 monthsChina recovery rate expected to increase from current 44% FinancialSteve VoorheesPresident and Chief Operating Officer Financial Strategy: Provide Flexibility to Execute Our Business Plan Other Placeholder: Invest in our business to maintain and improve     operating resultsReduce leverage to below 2.0x during FY2014Maintain available liquidity of approximately $1.0 billionMaintain an investment-grade credit profileReturn capital to shareholders through dividends and share repurchasesContinue to seek strategic, favorably priced acquisitions that make us a better company Investing for Competitive Advantage  $250 million   maintenance capital  $150-$200 million in additional capital investment opportunities  Capital Expenditures  20%-30% After-Tax Return Projects  *Forecast  $ in millions  $425-$450 million range Reduced Contributions to Pension Plans Other Placeholder: Cash Contributions  GAAP Unfunded Liability Note: Includes Qualified Pension Plans only.  Used CAD exchange rate of 0.9972 for FY 2013 and beyond  10 bps change in the yield curve impacts unfunded liability by approximately $42 million  $ in millions  $ in millions RockTenn’s Financial Position Provides Significant Flexibility to Execute our Business Plan  $88 $92  $631  $991  $1,457  (1) Excludes unamortized bond discounts and terminated swaps aggregating $7.4 million  $ in millions Executing Our Strategy, Delivering Exceptional Value Leadership positions in excellent paperboard packaging businessesImproving earnings and cash flow – FY2014 forecasted free cash flow of $10.50 to $11.50 per share assuming flat selling prices and 2% to 2.5% inflation on cost inputs from the end of FY2013(1) High-return investment opportunities to further improve our competitive positionReduce leverage to below 2.0x during FY2014Continue to seek strategic, favorably priced acquisitions that make us a better companyReturn capital to shareholders through dividends and share repurchases (1) Cash generated for Net Debt repayment, dividends, acquisition / investments and pension in excess of expense.  Based on approximately 74 million shares.   Executing Our Strategy,Delivering Exceptional ValueQ&A Management Bios Jim Rubright Chairman and Chief Executive Officer Other Placeholder: RockTenn’s Chief Executive Officer  since 1999Prior to joining RockTenn, served as Executive Vice President of Sonat Inc. Head of interstate natural gas pipeline and energy marketing businesses at SonatPreviously, Partner with the law firm King & SpaldingReceived a bachelor’s degree from Yale College and law degree from the University of Virginia Law School Steve Voorhees President and Chief Operating Officer RockTenn’s President and Chief Operating Officer since January 2013Served as Executive Vice President and Chief Financial Officer since 2000, and as Chief Administrative Officer since 2008Prior to joining RockTenn, served in operations and executive roles at Sonat Inc.Received a bachelor’s degree in economics and mathematics from Northwestern University and master’s of business administration from the Darden School at the University of Virginia Mike Kiepura President, Consumer Packaging and Recycling RockTenn’s President of Consumer Packaging and Recycling overseeing RockTenn’s coated paperboard mills and folding carton plants; Merchandising Displays and Specialty Paperboard Products groups; and recycling operationsJoined RockTenn in 1995 and has served as  Executive Vice President of the Consumer Packaging division; Executive Vice President of the company’s Folding Carton business; Senior Vice President of Sales in the Folding Carton division; and Senior Vice President, Eastern Region, Folding Carton divisionPrior to joining RockTenn, served as the President of Olympic PackagingReceived a bachelor’s degree in engineering and applied physics from Harvard University and a master’s of business administration from the J.L. Kellogg Graduate School of Management at Northwestern University Craig Gunckel Executive Vice President, Merchandising Displays RockTenn’s Executive Vice President and General Manager of RockTenn Merchandising DisplaysJoined RockTenn’s Folding Carton Division in 1995From 2004 to 2009, served as Vice President, Regional Sales-EastCraig joined the Merchandising Displays (formerly Alliance) Division in 2009Received a bachelor’s degree in organizational leadership from Purdue University Jim Porter President, Corrugated Packaging RockTenn’s President of Corrugated Packaging leading the company’s containerboard mills, corrugated box plants and graphics facilities Joined RockTenn in 2008 with the acquisition of Southern Container Corp. where he served as the President and Chief Operating Officer of Southern Container from 2004 to 2008; was Vice President and President of Solvay Paperboard, a subsidiary of Southern Container, from 1993 to 2008Received a bachelor’s degree in forest management from the University of Missouri and graduated from Harvard Business School’s Advanced Management Program in 2004 Page 75 Tom Stigers Senior Vice President and General Manager Containerboard Mills Page 76  RockTenn’s Senior Vice President and General Manager of Containerboard Mills since 2012 Joined RockTenn with the Southern Container Corp. acquisition in 2008, where he served as Vice President of Solvay Paperboard; he had been with Southern Container since 2001 Worked within the paper industry since 1987 in various leadership roles with Champion International, Simpson, Donohue and Abitibi ConsolidatedReceived bachelor’s degrees in chemical engineering from Clarkson University and paper science and engineering from the State University of New York College of Environmental Science and Forestry as well as a master’s of business administration from Adelphi University Jeff Chalovich Senior Vice President and General Manager Corrugated Containers Page 77  RockTenn’s Senior Vice President and General Manager of RockTenn’s Corrugated Container businessJoined RockTenn in 2008 through the acquisition of Southern Container Corp., where he served in a variety of roles, including Sales Manager and General Manager of the Dayton, N.J., box plant; he joined Southern Container in 1998Promoted to Vice President of Sales & Marketing in 2005 and took on the additional role of managing the graphics and preprint functions the following yearBegan his career in the paper industry following a four-year tour of duty in the U.S. Army during which he served as an OfficerPreviously served in sales and sales management roles for Nekoosa Packaging and WeyerhaeuserReceived a bachelor’s degree in accounting from Clarion University John O’Neal Senior Vice President Supply Chain and Specialty Products Other Placeholder: RockTenn’s Senior Vice President, Supply Chain and Specialty Products (white top, foodboard and pulp businesses)Prior to joining RockTenn, John served for 16 years in various executive roles for Mirant Corporation, a merchant energy company, where he gained extensive experience in corporate strategy, commercial operations, risk management, commodity trading, asset optimization, regulatory policy and plant operationsReceived a bachelor’s degree in industrial engineering and operations research from the University of California, Berkeley, as well as a master’s of business administration from the Goizueta Business School at Emory University Erik Deadwyler Senior Vice President and General Manager Recycling Other Placeholder: RockTenn’s Senior Vice President and General Manager of RockTenn Recycling where he leads the company’s recycling plants and trading operationJoined RockTenn in 2002 and has served in a variety of positions, including Executive Vice President and General Manager of the Recycling business, Vice President of RockTenn Trading and Director of Commodity Risk ManagementPrior to joining RockTenn, served as Manager of Trading with Enron Industrial Markets Received a bachelor’s degree in biology from the University of Missouri and a master’s of business administration from the University of Georgia Appendix Use of Non-GAAP Financial Measures and Reconciliations Other Placeholder: Below, we define the non-GAAP financial measures, provide a reconciliation of each non-GAAP financial measure to the most directly comparable financial measure calculated in accordance with GAAP, and discuss the reasons that we believe this information is useful to management and may be useful to investors. These measures may differ from similarly captioned measures of other companies in our industry.  Non-GAAP Measures:  Net Debt  Other Placeholder: We have defined the non-GAAP measure “Net Debt” to include the aggregate debt obligations reflected in our balance sheet, less the hedge adjustments resulting from terminated and existing fair value interest rate derivatives or swaps, the balance of our cash and cash equivalents, restricted cash (which includes the balance sheet line items restricted cash and restricted cash and marketable debt securities) and certain other investments that we consider to be readily available to satisfy such debt obligations.Our management uses Net Debt, along with other factors, to evaluate our financial condition.  We believe that Net Debt is an appropriate supplemental measure of financial condition and may be useful to investors because it provides a more complete understanding of our financial condition before the impact of our decisions regarding the appropriate use of cash and liquid investments.  Non-GAAP Measures:  Free Cash Flow Other Placeholder: We also have defined the non-GAAP financial measure Free Cash Flow which is also referred to as Cash Generated for Net Debt Repayment, Dividends, Acquisitions/Investments and Pension in Excess of Expense to be the sum of the non-GAAP measure Net Debt Repayment and the following cash flow statement line items:  Cash dividends paid to shareholders, Cash paid for the purchase of business, net of cash acquired plus Investment in unconsolidated entity and Pension and other postretirement funding more than expense.Our management uses Free Cash Flow, along with other factors, to evaluate our performance. We believe that this measure is an appropriate supplemental measure of financial performance and may be useful to investors because it provides a measure of cash generated for the benefit of shareholders. It is not intended to be a substitute for GAAP financial measures and should not be used as such. Net Debt Reconciliation Net Debt Reconciliation Free Cash Flow Reconciliation Free Cash Flow Reconciliation – LTM 1Q FY2013